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                                                                    EXHIBIT 32.2

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-QSB of Kupper Parker Communications, Incorporated for the quarter ended January 31, 2005, I, Randolph Seeling, Chief Accounting Officer of Kupper Parker Communications, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. This Form 10-QSB for the quarter ended January 31, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Form 10-QSB for the quarter ended January 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Kupper Parker Communications, Incorporated.

Date: March 16, 2005


/s/ Randolph Seeling
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Randolph Seeling
Chief Accounting Officer
Kupper Parker Communications, Incorporated


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